UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Logitech International S.A.

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Explanatory Note:

The following appendices are being filed pursuant to Instruction No. 3 to Item 10 of Schedule 14A.

Appendix A

LOGITECH INTERNATIONAL S.A.

1996 EMPLOYEE SHARE PURCHASE PLAN (U.S.)

1. Purpose. The Logitech International S.A. 1996 Employee Share Purchase Plan (U.S.) (the “Plan”) is established to provide eligible employees of Logitech International S.A. (the “Company”) and the other Participating Companies with an opportunity to acquire a proprietary interest in the Company by the purchase of the Company’s shares. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

An eligible employee of a Participating Company who participates in the Plan (a “Participant”) may withdraw such Participant’s accumulated payroll deductions at any time during an Offering Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a “Purchase Right”) which may or may not be exercised at the end of an Offering Period.

The term “Participating Company” means (a) the Company and (b) all present or future Subsidiaries of the Company, except Subsidiaries that have been excluded from the Plan by the Company. The excluded Subsidiaries are listed in Exhibit A, as it may be revised from time to time by the Company.

The term “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2. Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or by one or more committees duly appointed by the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean each such committee if it has been appointed to the extent of the authority delegated to such committee. All questions of interpretation of the Plan or of any Purchase Rights shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3. Share Reserve. The maximum number of Shares which may be issued under the Plan shall be twelve million (12,000,000) Shares of the Company.1 The term “Shares” shall refer to the Registered Shares of the Company, and shall also refer, where appropriate and if applicable, to American Depositary Shares representing the Registered Shares of the Company. In the event that any Purchase Right for any reason expires or is terminated or cancelled, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

4. Eligibility. Any employee of a Participating Company is eligible to participate in the Plan except the following:

(a) Employees whose customary employment with a Participating Company is not at least twenty (20) hours per week and more than five (5) months in any calendar year; and

(b) Employees who own or hold options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiary. For purposes of this subparagraph (b), the following rules shall apply:

(i)	Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;

(ii)	Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii)	Each Participant shall be deemed to have the right to purchase 25,000 Shares under this Plan with respect to each Offering Period.

5. Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by sequential offerings (individually an “Offering”) of six (6) months’ duration (an “Offering Period”). Offering Periods shall commence on each February 1 and August 1 and end on each July 31 and January 31.

Notwithstanding the foregoing, the Board may establish a different term for one (1) or more Offerings and/or different commencing dates and/or ending dates for such Offerings. The first day of an Offering Period shall be the “Offering Date” for such Offering Period. The last day of an Offering Period shall be the “Purchase Date” for such Offering Period.

[1]

This number reflects the initial reserve of 100,000 shares, a two-for-one stock split effective July 5, 2000, a ten-for-one stock split effective August 2, 2001, a 1,000,000-share increase approved by the Board on April 17, 2002, and by the Company’s shareholders on June 27, 2002, a two-for-one stock split effective June 30, 2005, and a two-for-one stock split effective July 14, 2006.

6. Participation in the Plan.

(a) Initial Participation. An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements as provided in paragraph 4 above and delivering to the Company not later than the close of business on the date seven (7) days prior to such Offering Date (the “Subscription Date”) a subscription agreement indicating the employee’s election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period, unless such eligible employee subsequently enrolls in the Plan by complying with the provisions of paragraph 4 above and by filing a subscription agreement with the Company on or before the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

(b) Continued Participation. Participation in the Plan shall continue until (i) the Participant ceases to be eligible as provided in paragraph 4 above, (ii) the Participant withdraws from the Plan pursuant to paragraph 10 below, or (iii) the Participant terminates employment as provided in paragraph 11 below. At the end of an Offering Period, each Participant in such terminating Offering Period shall automatically participate in the first subsequent Offering Period according to the same elections contained in the Participant’s subscription agreement effective for the Offering Period which has just ended, provided such Participant is still eligible to participate in the Plan as provided in paragraph 4 above. However, a Participant may file a subscription agreement with respect to such subsequent Offering Period if the Participant desires to change any of the Participant’s elections contained in the Participant’s then effective subscription agreement.

7. Purchase Price. The purchase price at which Shares may be acquired at the end of an Offering pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the “Offering Exercise Price”) shall be set by the Board; provided, however, that the Offering Exercise Price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date or (b) the fair market value of the Shares on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date or (b) the fair market value of the Shares on the Purchase Date. For purposes of the Plan, the fair market value of Shares on the Offering Date or the Purchase Date shall be determined with reference to the last quoted price on the day of determination, on the Swiss Exchange in the case of Shares or on The NASDAQ National Market of The Nasdaq Stock Market in the case of American Depositary Shares representing Shares. If an Offering Date or Purchase Date is not a trading day on the applicable securities market, then the fair market value of Shares shall be determined with reference to the last quoted price on the last trading day preceding such Offering Date or Purchase Date. In the absence of any quotation on the Swiss Exchange or The NASDAQ National Market, the fair market value of Shares shall be determined in good faith by the Board for the date of determination. The Board from time to time may use an exchange ratio of its choosing to determine the fair market value of Shares in a currency other than Swiss francs or the fair market value of American Depositary Shares representing Shares in a currency other than U.S. dollars.

8. Payment of Purchase Price. Shares which are acquired pursuant to the exercise of all or any portion of a Purchase Right for a given Offering Period may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period. For purposes of the Plan, a Participant’s “Compensation” with respect to an Offering shall include all the amounts paid in cash and includable as “wages” subject to tax under the income tax laws of the Participant’s jurisdiction of residence; provided, however, that each Participant may make an election in his or her subscription agreement (prior to the beginning of the applicable Offering) to exclude commissions, bonuses and overtime from the definition of “Compensation.” Accordingly, “Compensation” may include, without limitation, base salaries, commissions, bonuses and overtime or may include only base salaries. Compensation shall not include reimbursements of expenses, allowances, or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other share purchase or share option plan. The amount of Compensation to be withheld from a Participant’s Compensation during each pay period shall be determined by the Participant’s subscription agreement.

(a) Election to Decrease Withholding. During an Offering Period, a Participant may elect to decrease the amount withheld from his or her Compensation by filing an amended subscription agreement with the Company on or before the Change Notice Date. The “Change Notice Date” shall initially be the date fifteen (15) days prior to the end of the first pay period for which such election is to be effective; provided, however, that the Company may, from time to time, change such Change Notice Date. A Participant may not elect to increase the amount withheld from the Participant’s Compensation during an Offering Period.

(b) Limitations on Payroll Withholding. The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be at least one percent (1%) but shall not exceed ten percent (10%) of the Participant’s Compensation for such pay period. Amounts shall be withheld in whole percentages only.

(c) Payroll Withholding. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the latest practicable day of the Offering Period, as determined by each Participating Company’s local human resources department (the “Latest Practicable Date”), unless sooner altered or terminated as provided in the Plan.

(d) Automatic Reductions. Notwithstanding anything to the contrary contained in the Plan, to the extent necessary to comply with paragraphs 4(b) and 9(b) hereof, a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions, if so decreased, shall recommence at the rate provided in such Participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant at provided in paragraph 10 hereof.

(e) Participant Accounts. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

(f) No Interest Paid. Interest shall not be paid on sums withheld from a Participant’s Compensation.

(g) Exercise of Purchase Right. On the Purchase Date of each Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Offering Period by the Offering Exercise Price. The foregoing notwithstanding, no Participant shall purchase more than 25,000 Shares with respect to any Offering Period. No Shares shall be purchased on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before the date of such exercise.

(h) Return of Cash Balance. Any cash balance remaining in the Participant’s account that is attributable to a fractional share shall be retained by the Company and applied to the Participant’s account for the next Offering, provided that such balance shall, upon the written request of the Participant, be refunded to the Participant as soon as practical after the last day of the Offering Period. Any cash balance remaining in the Participant’s account that is not attributable to a fractional share shall be refunded to the Participant as soon as practical after the last day of the Offering Period.

(i) Withholding. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall comply with and make adequate provision for the tax withholding obligations of the Company, if any, which arise under applicable tax laws upon exercise of the Purchase Right and/or upon disposition of the Shares. The Company may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary to meet such withholding obligations.

(j) Company Established Procedures. The Company may, from time to time, establish or change (i) a minimum required withholding amount for participation in any Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than Swiss francs, (iv) procedures through which stock of the Company may be deposited with a depositary and represented by American Depositary Shares (evidenced by American Depositary Receipts, where applicable), (v) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of subscription agreements, (vi) the date(s) and manner by which the fair market value of the Shares is determined for purposes of the administration of the Plan, and/or (vii) such other limitations or procedures as deemed advisable by the Company in its sole discretion which are consistent with the Plan.

(k) Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

9. Limitations on Purchase of Shares; Rights as a Shareholder.

(a) Allocation of Shares. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

(b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Shares with a fair market value in excess of (i) $25,000 minus (ii) the fair market value of the Shares that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company and its Subsidiaries). The preceding sentence shall be applied to allow the purchase of the maximum amount of shares permitted under Section 423 of the Code, including taking into account the application of the $25,000 limit for each calendar year a Purchase Right is at any time outstanding. For purposes of this subparagraph (b), the fair market value of Shares shall be determined in each case as of the beginning of the Offering Period in which such Shares are purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this subparagraph (b) from purchasing additional Shares under the Plan, then his or her employee contributions shall automatically be discontinued and shall automatically resume at the beginning of the first Offering Period ending in the next calendar year (if he or she then is an eligible employee).

(c) Rights as a Shareholder and Employee. Except as set forth herein, a Participant shall have no rights as a shareholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a certificate or certificates in the Participant’s name pursuant to the exercise of the Participant’s Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the Exercise Date. Nothing herein shall confer upon a Participant any right to continue in the employ of a Participating Company or interfere in any way with any right of a Participating Company to terminate the Participant’s employment at any time.

10. Withdrawal From the Plan. A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraph 6 above. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal from the Plan.

11. Termination of Employment. Termination of a Participant’s employment with the Participating Companies for any reason, including the failure of a Participant to remain an employee eligible to participate in the Plan, prior to the Latest Practicable Date shall terminate the Participant’s participation in the Plan and shall be treated as a withdrawal from the Plan. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6 above. For purposes of the Plan, the employment relationship shall be treated as continuing intact (a) while the individual is on sick leave or other leave of absence approved by a Participating Company in writing or (b) upon a transfer between locations of a Participating Company or from one Participating Company to another.

In the case of a leave of absence approved by a Participating Company in writing, the employment relationship shall be treated as terminated on the latest of (a) the 120th day of such leave of absence, (b) the earliest date when employment may be considered terminated under applicable law or (c) the earliest date when employment may be considered terminated under a contract with the employee or, absent a contract, under the Participating Company’s leave of absence policy.

12. Repayment of Payroll Deductions. In the event a Participant’s interest in the Plan or any Offering therein is terminated for any reason, the balance held in the Participant’s account shall be returned as soon as practical after such termination to the Participant (or, in the case of the Participant’s death, to the Participant’s legal representative) and all of the Participant’s rights under the Plan shall terminate. Such account balance may not be applied to any other Offering under the Plan. No interest shall be paid on sums returned to a Participant pursuant to this paragraph 12.

13. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares available for issuance under the Plan, as well as the price per Share and the number of Shares covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of full consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of full consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option.

(b) Merger, Asset Sale or Liquidation. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and Shares shall be purchased pursuant to Section 8, unless the Plan is continued or assumed by the surviving corporation or its parent corporation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization. “Corporate Reorganization” shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets or (iii) the complete liquidation or dissolution of the Company.

14. Non-Transferability. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

15. Reports. Each Participant who exercised all or part of the Participant’s Purchase Right for an Offering Period shall receive as soon as practical after the last day of such Offering Period a report of such Participant’s account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance to be refunded or retained in the Participant’s account pursuant to paragraph 8(h) above, if any.

16. Plan Term. This Plan is effective June 27, 1996 and shall continue until the earlier of: (i) the date the Plan is terminated by the Board or (ii) all of the Shares reserved for issuance under the Plan have been issued.

17. Restriction on Issuance of Shares. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to obtaining all necessary governmental approvals and/or qualifications of the issuance of the Purchase Right. The issuance of Shares pursuant to a Purchase Right shall be subject to compliance with all applicable requirements of applicable law with respect to such securities. The Purchase Right may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable securities laws or other law or regulations. As a condition to the exercise of the Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

18. Legends. The Company may at any time place legends or other identifying symbols referencing any applicable securities law restrictions and any provision convenient in the administration of the Plan on any or all of the certificates representing Shares issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to a Purchase Right in the possession of the Participant in order to effectuate the provisions of this paragraph.

19. Transfer Restrictions. The Company, in its sole and absolute discretion, may impose such restrictions on the transferability of the Shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificate or certificates evidencing such Shares.

20. Termination or Amendment of the Plan. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that (a) such termination shall not affect Purchase Rights previously granted under the Plan except as permitted by the Plan and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan).

IN WITNESS WHEREOF, the undersigned President & CEO of the Company certifies that the foregoing Logitech International S.A. 1996 Employee Share Purchase Plan (U.S.) was duly adopted by the Board of Directors of the Company on the 24th day of April, 1996 under the original name of “Logitech International S.A. 1996 Employee Share Purchase Plan,” and amended from time to time thereafter, including an amendment on the 15th day of June, 2006 to, among other things, add the designation of “(U.S.)” at the end of the name of the Plan to reflect the adoption by the Board on the same day of the Logitech International S.A. 2006 Employee Share Purchase Plan (Non-U.S.), and an amendment on the 28th day of March, 2007.

/s/ GUERRINO DE LUCA
Guerrino De Luca
President & Chief Executive Officer

EXHIBIT A

Subsidiaries Excluded From the Plan

Effective June 15, 2006, all present or future Subsidiaries that are not incorporated in the United States of America.

Appendix B

LOGITECH INTERNATIONAL S.A.

2006 EMPLOYEE SHARE PURCHASE PLAN (NON-U.S.)

JUNE 15, 2006

i

LOGITECH INTERNATIONAL S.A.

2006 EMPLOYEE SHARE PURCHASE PLAN (NON-U.S.)

1. Purpose.

The Logitech International S.A. 2006 Employee Share Purchase Plan (Non-U.S.) (the “Plan”) is established to provide eligible employees of Logitech International S.A. (the “Company”) and the other Participating Companies with an opportunity to acquire a proprietary interest in the Company by the purchase of the Company’s Shares (as defined below). The Company does not intend that the Plan qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended.

An eligible employee of a Participating Company who participates in the Plan (a “Participant”) may withdraw such Participant’s accumulated payroll deductions at any time during an Offering Period (as defined below). Accordingly, each Participant is, in effect, granted an option pursuant to the Plan (a “Purchase Right”), which may or may not be exercised at the end of an Offering Period.

The term “Participating Company” means (a) the Company and (b) each present or future Subsidiary of the Company that has been designated by the Company as a Participating Company for purposes of the Plan. The Participating Companies are listed in Exhibit A, as it may be revised from time to time by the Company.

The term “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2. Administration.

The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or by one or more committees duly appointed by the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean each such committee if it has been appointed to the extent of the authority delegated to such committee. All questions of interpretation of the Plan or of any Purchase Rights shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3. Share Reserve.

The maximum number of Shares that may be issued under the Plan shall be the excess of (a) twelve million (12,000,000)1 over (b) the number of Shares that have been issued under the Logitech International S.A. 1996 Employee Share Purchase Plan. The term “Shares” shall refer to the Registered Shares of the Company and shall also refer, where appropriate and if applicable, to American Depositary Shares representing Registered Shares of the Company. In the event that any Purchase Right for any reason expires or is terminated or cancelled, the Shares allocable to the unexercised portion of such Purchase Right may again be subjected to a Purchase Right.

4. Eligibility.

Any employee of a Participating Company is eligible to participate in the Plan, except as follows:

(a) To the extent permitted by applicable law, an employee shall be excluded from the Plan if his or her customary employment with the Participating Company is twenty (20) hours or less per week or five (5) months or less per calendar year; and

(b) To the extent permitted by applicable law, the Board or its designate may adopt any other eligibility rule, waiting period or exclusion with respect to employees of the Company or any of its Subsidiaries, including, without limitation, any eligibility rule, waiting period or exclusion with respect to employees that do not consent, or withdraw their consent, to the collection, processing, possession, use and transfer of their personal information necessary for implementing, administering and managing the Plan and calculating the cost of the Plan.

5. Offering Periods and Maximum Offerings.

Except as otherwise set forth below, the Plan shall be implemented by sequential offerings (individually an “Offering”) of six (6) months’ duration (an “Offering Period”). Offering Periods shall commence on each February 1 and August 1 and end on each July 31 and January 31. Notwithstanding the foregoing, the Board may establish a different term for one (1) or more Offerings and/or different commencing dates and/or ending dates for such Offerings. The first day of an Offering Period shall be the “Offering Date” for such Offering Period. The last day of an Offering Period shall be the “Purchase Date” for such Offering Period.

To the extent permitted by applicable law, and within the limitations of this Plan, the Board may set a maximum number or value of Shares made available for purchase under the Plan with respect to one or more Offering Periods, or any sequential period of time spanning one or more Offering Periods, in one or more specific countries, locations, areas, or Participating Companies (a “Maximum Offering”).

[1]	This number was 6,000,000 at the time of Board approval and the current figure reflects a 2 for 1 stock split effective July 14, 2006.

2

6. Participation in the Plan.

(a) Initial Participation. An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements as provided in paragraph 4 above and delivering to the Company not later than the close of business on the date seven (7) days prior to such Offering Date (the “Subscription Date”) a subscription agreement indicating the employee’s election to participate in the Plan and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period, unless such eligible employee subsequently enrolls in the Plan by complying with the provisions of paragraph 4 above and by filing a subscription agreement with the Company on or before the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

(b) Continued Participation. Participation in the Plan shall continue until (i) the Participant ceases to be eligible as provided in paragraph 4 above, (ii) the Participant withdraws from the Plan pursuant to paragraph 10 below, or (iii) the Participant terminates employment as provided in paragraph 11 below. At the end of an Offering Period, each Participant in such terminating Offering Period shall automatically participate in the first subsequent Offering Period according to the same elections contained in the Participant’s subscription agreement effective for the Offering Period which has just ended, provided such Participant is still eligible to participate in the Plan as provided in paragraph 4 above. However, a Participant may file a subscription agreement with respect to such subsequent Offering Period if the Participant desires to change any of the Participant’s elections contained in the Participant’s then effective subscription agreement.

7. Purchase Price.

The purchase price at which Shares may be acquired at the end of an Offering pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan (the “Offering Exercise Price”) shall be set by the Board; provided, however, that the Offering Exercise Price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date or (b) the fair market value of the Shares on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date or (b) the fair market value of the Shares on the Purchase Date. For purposes of the Plan, the fair market value of Shares on the Offering Date or the Purchase Date shall be determined with reference to the last quoted price on the day of determination, on the Swiss Exchange in the case of Shares or on The NASDAQ National Market of The Nasdaq Stock Market in the case of American Depositary Shares representing Shares. If an Offering Date or Purchase Date is not a trading day on the applicable securities market, then the fair market value of Shares shall be determined with reference to the last quoted price on the last trading day preceding such Offering Date or Purchase Date. In the absence of any quotation on the Swiss Exchange or The NASDAQ National Market, the fair market value of Shares shall be determined in good faith by the Board for the date of determination. The Board from time to time may use an exchange ratio of its choosing to determine the fair market value of Shares in a currency other than Swiss francs or the fair market value of American Depositary Shares representing Shares in a currency other than U.S. dollars.

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8. Payment of Purchase Price.

(a) Withholding or Other Payment Means. Shares that are acquired pursuant to the exercise of all or any portion of a Purchase Right for a given Offering Period may be paid for by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period, or by such other means as the Board may designate with respect to one or more specific countries, locations, areas, or Participating Companies. For purposes of the Plan, a Participant’s “Compensation” with respect to an Offering shall include all the amounts paid in cash and includable as “wages” subject to tax under the income tax laws of the Participant’s jurisdiction of residence; provided, however, that each Participant may make an election in his or her subscription agreement (prior to the beginning of the applicable Offering) to exclude commissions, bonuses and overtime from the definition of “Compensation.” Accordingly, “Compensation” may include, without limitation, base salaries, commissions, bonuses and overtime or may include only base salaries. “Compensation” shall not include reimbursements of expenses, allowances, or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other share purchase or share option plan. The amount of Compensation to be withheld from a Participant’s Compensation during each pay period shall be determined by the Participant’s subscription agreement.

(b) Election to Decrease Withholding. During an Offering Period, a Participant may elect to decrease the amount withheld from his or her Compensation by filing an amended subscription agreement with the Company on or before the Change Notice Date. The “Change Notice Date” shall initially be the date fifteen (15) days prior to the end of the first pay period for which such election is to be effective; provided, however, that the Company may, from time to time, change such Change Notice Date. A Participant may not elect to increase the amount withheld from the Participant’s Compensation during an Offering Period.

(c) Limitations on Payroll Withholding. The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall be at least one percent (1%) but shall not exceed ten percent (10%) of the Participant’s Compensation for such pay period. Amounts shall be withheld in whole percentages only.

(d) Payroll Withholding. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the latest practicable day of the Offering Period, as determined by each Participating Company’s local human resources department (the “Latest Practicable Date”), unless sooner altered or terminated as provided in the Plan.

(e) Participant Accounts. Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

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(f) No Interest Paid. Interest shall not be paid on sums withheld from a Participant’s Compensation.

(g) Exercise of Purchase Right. On the Purchase Date of each Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole Shares arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Offering Period by the Offering Exercise Price. The foregoing notwithstanding, no Participant shall purchase more than 25,000 Shares with respect to any Offering Period. No Shares shall be purchased on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before the date of such exercise.

(h) Return of Cash Balance. The Company may provide that any cash balance remaining in the Participant’s account that is attributable to a fractional share shall be retained by the Company and applied to the Participant’s account for the next Offering, provided that such balance shall, upon the written request of the Participant, be refunded to the Participant as soon as practical after the last day of the Offering Period.

(i) Withholding. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Participant shall comply with and make adequate provision for the tax withholding obligations of the Company, if any, which arise under applicable tax laws upon exercise of the Purchase Right and/or upon disposition of the Shares. The Company may, but shall not be obligated to, withhold from the Participant’s Compensation the amount necessary to meet such withholding obligations.

(j) Company-Established Procedures. The Company may, from time to time, establish or change (i) a minimum required withholding amount for participation in any Offering, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than Swiss francs, (iv) procedures through which stock of the Company may be deposited with a depositary and represented by American Depositary Shares (evidenced by American Depositary Receipts, where applicable), (v) payroll withholding in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of subscription agreements, (vi) the date(s) and manner by which the fair market value of the Shares is determined for purposes of the administration of the Plan, and/or (vii) such other limitations or procedures as are deemed advisable by the Company in its sole discretion, if they are consistent with the Plan.

(k) Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

9. Insufficient Shares Available; Rights as a Shareholder.

(a) Allocation of Shares. In the event the number of Shares that might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as

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shall be practicable and as the Company shall determine to be equitable. In the event the number or value of Shares which might be purchased by all Participants in the countries, locations, areas or Participating Companies subject to a Maximum Offering exceeds the number or value of Shares of the Maximum Offering, the Company shall make a pro rata allocation of the Shares among such Participants in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

(b) Rights as a Shareholder and Employee. Except as set forth herein, a Participant shall have no rights as a shareholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a certificate or certificates in the Participant’s name pursuant to the exercise of the Participant’s Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the Exercise Date. Nothing herein shall confer upon a Participant any right to continue in the employ of a Participating Company or interfere in any way with any right of a Participating Company to terminate the Participant’s employment at any time.

10. Withdrawal from the Plan.

A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period but may participate in any subsequent Offering under the Plan by again satisfying the requirements of paragraph 6 above. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal from the Plan.

11. Termination of Employment.

Termination of a Participant’s employment with the Participating Companies for any reason, including the failure of a Participant to remain an employee eligible to participate in the Plan, prior to the Latest Practicable Date shall terminate the Participant’s participation in the Plan and shall be treated as a withdrawal from the Plan. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraphs 4 and 6 above. For purposes of the Plan, the employment relationship shall be treated as continuing intact (a) while the individual is on sick leave or other leave of absence approved by a Participating Company in writing or (b) upon a transfer between locations of a Participating Company or from one Participating Company to another.

In the case of a leave of absence approved by a Participating Company in writing, the employment relationship shall be treated as terminated on the latest of (a) the 120th day of such leave of absence, (b) the earliest date when employment may be considered terminated under applicable law or (c) the earliest date when employment may be considered terminated under a contract with the employee or, absent a contract, under the Participating Company’s leave of absence policy.

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12. Repayment of Payroll Deductions.

In the event a Participant’s interest in the Plan or any Offering therein is terminated for any reason, the balance held in the Participant’s account shall be returned as soon as practical after such termination to the Participant (or, in the case of the Participant’s death, to the Participant’s legal representative) and all of the Participant’s rights under the Plan shall terminate. Such account balance may not be applied to any other Offering under the Plan. No interest shall be paid on sums returned to a Participant pursuant to this paragraph 12.

13. Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares available for issuance under the Plan, as well as the price per Share and the number of Shares covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of full consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of full consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option.

(b) Merger, Asset Sale or Liquidation. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and Shares shall be purchased pursuant to Section 8, unless the Plan is continued or assumed by the surviving corporation or its parent corporation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization. “Corporate Reorganization” shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets or (iii) the complete liquidation or dissolution of the Company.

14. Non-Transferability.

A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

15. Reports.

Each Participant who exercised all or part of the Participant’s Purchase Right for an Offering Period shall receive as soon as practical after the last day of such Offering Period a report of such Participant’s account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance to be refunded or retained in the Participant’s account pursuant to paragraph 8(h) above, if any.

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16. Plan Term.

This Plan was adopted by the Board on, and is effective, June 15, 2006, and shall continue until the earlier of (i) the date the Plan is terminated by the Board or (ii) the date all of the Shares reserved for issuance under the Plan have been issued.

17. Restriction on Issuance of Shares.

Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to obtaining all necessary governmental approvals and/or qualifications of the issuance of the Purchase Right. The issuance of Shares pursuant to a Purchase Right shall be subject to compliance with all applicable requirements of applicable law with respect to such securities. The Purchase Right may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable securities laws or other law or regulations. As a condition to the exercise of the Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

18. Legends.

The Company may at any time place legends or other identifying symbols referencing any applicable securities law restrictions and any provision convenient in the administration of the Plan on any or all of the certificates representing Shares issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to a Purchase Right in the possession of the Participant in order to effectuate the provisions of this paragraph.

19. Transfer Restrictions.

The Company, in its sole and absolute discretion, may impose such restrictions on the transferability of the Shares purchasable upon the exercise of a Purchase Right as it deems appropriate, and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificate or certificates evidencing such Shares.

20. Shares Held by Nominee.

From time to time, some or all of the Shares which are subject to the Plan may be held by Logitech Jersey, acting as a nominee. Upon the exercise of a Purchase Right in accordance with the provisions of the Plan, the Board shall instruct Logitech Jersey (if it is then holding Shares) in due course to deliver the Shares to which such exercise relates against payment therefor and to issue all certificates and attestations, if any, required under applicable legislation. However, unless and until a Participant advises the Company otherwise in writing, the Shares may continue to be held by Logitech Jersey as nominee for the Participant. Shares held by Logitech Jersey must be transferred out of Logitech Jersey to an account designated by the Participant within three (3) months of the termination of the Participant’s employment relationship with a Participating Company.

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21. Termination or Amendment of the Plan.

The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that (a) such termination shall not affect Purchase Rights previously granted under the Plan except as permitted by the Plan and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan).

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IN WITNESS WHEREOF, the undersigned President and Chief Executive Officer of the Company certifies that the foregoing Logitech International S.A. 2006 Employee Share Purchase Plan (Non-U.S.) was duly adopted by the Board of Directors of the Company on the 15th day of June, 2006.

/s/ GUERRINO DE LUCA
Guerrino De Luca
President & Chief Executive Officer

Appendix C

LOGITECH

MANAGEMENT PERFORMANCE BONUS PLAN

(AS ADOPTED EFFECTIVE MAY 8, 2008)

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LOGITECH

MANAGEMENT PERFORMANCE BONUS PLAN

ARTICLE 1. BACKGROUND AND PURPOSE

1.1 Effective Date. This Plan is effective as of May 8, 2008, except that participation of any executive officers of the Company in the Plan shall be subject to ratification by an affirmative vote of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at the 2008 Logitech Annual General Meeting of Shareholders.

1.2 Purpose of the Plan. The Plan is intended to increase shareholder value and the success of Logitech by further motivating Participants to achieve excellent short- and long-term financial performance for Logitech and its business units. The Plan’s goals are to be achieved by providing management with incentive awards based on the achievement of goals relating to the performance of Logitech.

ARTICLE 2. DEFINITIONS

The following words and phrases shall have the following meanings, unless a different meaning is plainly required by the context:

2.1 “Actual Award” means, as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Administrator’s authority under Section 3.7 to increase, eliminate or reduce the award otherwise indicated by the Payout Formula.

2.2 “Administrator” means the Committee, the Company’s Chief Executive Officer or the Vice President or head of the Company’s Human Resources function, as shall be administering the Plan, in accordance with Section 5.1 of the Plan.

2.3 “Affiliate” means any corporation or other entity (including, without limitation, partnerships and joint ventures) controlled by Logitech.

2.4 “Base Salary” means, as to any Performance Period, the Participant’s earned salary during the Performance Period. Base Salary shall be calculated before both (a) deductions for taxes or benefits and (b) deferrals of compensation pursuant to Logitech-sponsored plans or Affiliate-sponsored plans.

2.5 “Board” means Logitech’s Board of Directors.

2.6 “Committee” means the Compensation Committee of the Board.

2.7 “Disability” means a permanent disability, as determined for purposes of the principal long-term disability insurance plan maintained by Logitech or the Affiliate employing the Participant, as applicable, for the benefit of the Participant. If there is no such plan, Disability shall be determined in accordance with a policy established by the Administrator.

2.8 “Employee” means any employee of Logitech or of an Affiliate, whether such employee is so employed when the Plan is adopted or becomes so employed after the adoption of the Plan.

2.9 “Fiscal Quarter” means a fiscal quarter within a Fiscal Year of Logitech.

2.10 “Fiscal Year” means the fiscal year of Logitech.

2.11 “Logitech” or the “Company” means Logitech International S.A., a Swiss corporation, or any successor thereto.

2.12 “Participant” means, as to any Performance Period, an Employee who has been selected for participation in the Plan for that Performance Period pursuant to Section 3.1.

2.13 “Payout Formula” means, as to any Performance Period, the formula or payout matrix established by the Administrator pursuant to Section 3.5 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

2.14 “Performance Period” means a Fiscal Year, or any longer or shorter period determined by the Administrator.

2.15 “Performance Goals” means the goal(s) or combined goal(s) determined by the Administrator to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Administrator, the Performance Goal(s) may provide for a targeted level or levels of achievement using the performance criteria specified by the Administrator. Any criteria used may be measured (a) in absolute terms, (b) in relative terms, including (without limitation) the passage of time and/or against other companies or metrics, (c) on a per-share basis, (d) against the performance of Logitech as a whole or against particular segments or products of Logitech and/or (e) on a pre-tax or after-tax basis. Performance Goals may include any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in writing: (i) brand recognition/acceptance, (ii) cash flow, (iii) cash flow return on investment, (iv) contribution to profitability, (v) cost control, (vi) cost positions, (vii) cost of capital, (viii) customer satisfaction, (ix) development of products, (x) earnings before interest, taxes and amortization, (xi) earnings per share, (xii) economic profit, (xiii) economic value added, (xiv) free cash flow, (xv) income or net income, (xvi) income before income taxes, (xvii) market segment share, (xviii) new product innovation, (xix) operating income or net operating income, (xx) operating margin or profit margin, (xxi) operating profit or net operating profit, (xxii) process excellence, (xxiii) product cost reduction, (xxiv) product mix, (xxv) product release schedules, (xxvi) product ship targets, (xxvii) quality, (xxviii) return on assets or net assets,

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(xxix) return on capital, (xxx) return on capital employed, (xxxi) return on equity, (xxxii) return on invested capital, (xxxiii) return on operating revenue, (xxxiv) return on sales, (xxxv) revenue, (xxxvi) sales, (xxxvii) share price performance, (xxxviii) strategic alliances, (xxxix) total shareholder return and (xl) working capital.

2.16 “Plan” means this Logitech Management Performance Bonus Plan, as set forth in this instrument and as hereafter amended from time to time.

2.17 “Shares” means registered shares of Logitech’s share capital.

2.18 “Target Award” means the target award payable under the Plan to a Participant for the Performance Period expressed as a percentage of his or her Base Salary or a specific dollar amount or by reference to a number of Shares, as determined by the Administrator in accordance with Section 3.4.

2.19 “Termination of Employment” means a cessation of the employee-employer relationship between an Employee and Logitech or an Affiliate for any reason, including (without limitation) a termination by resignation, discharge, death, Disability, retirement or the disaffiliation of an Affiliate, but excluding a transfer from Logitech to an Affiliate or between Affiliates.

ARTICLE 3. SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

3.1 Selection of Participants. The Administrator, in its sole discretion, shall select the Employees are at the level of Director or higher and who shall be Participants for any Performance Period. The Administrator also may designate as Participants one or more individuals (by name or position) who are expected to become Employees during a Performance Period. Participation in the Plan is in the sole discretion of the Administrator and shall be determined Performance Period by Performance Period. Accordingly, an Employee who is a Participant for a given Performance Period is in no way assured of being selected for participation in any subsequent Performance Period.

3.2 Determination of Performance Period. The Administrator, in its sole discretion, shall establish in writing whether a Performance Period shall be Logitech’s fiscal year or such longer or shorter period of time. The Performance Period may differ from Participant to Participant and from award to award.

3.3 Determination of Performance Goals. The Administrator shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing. The Performance Goals may differ from Participant to Participant and from award to award. The Administrator shall determine and set forth in writing whether any significant elements shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants, including but not limited to (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

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3.4 Determination of Target Awards. The Administrator shall establish a Target Award for each Participant for each Performance Period. Such Target Award shall be set forth in writing. The Target Award may be expressed as a percentage of a Participant’s Base Salary or a specific dollar amount or by reference to a number of Shares.

3.5 Determination of Payout Formula or Formulae. The Administrator shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Target Award if the Performance Goals for the Performance Period are achieved at the predetermined level and (d) provide for the payment of an Actual Award greater than or less than the Participant’s Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals.

3.6 Date for Determinations. The Administrator shall make all determinations under Sections 3.1 through 3.5 on or before the earlier of (i) 90 days after the commencement of each Performance Period or (ii) the expiration of 25% of the Performance Period.

3.7 Determination of Actual Awards. After the end of each Performance Period the Administrator shall certify in writing (which may be in the form of Committee minutes) the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded, as determined by the Administrator. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance that has been certified by the Administrator. Any contrary provision of the Plan notwithstanding, the Administrator may (a) reduce or eliminate the Actual Award that otherwise would be payable under the Payout Formula or (b) determine whether or not any Participant will receive an Actual Award in the event that the Participant incurs a Termination of Employment before such Actual Award is to be paid pursuant to Section 4.2. If a Participant’s Actual Award is reduced or eliminated, no other Participant’s Actual Award shall be increased as a result. Any reduction or elimination of an Actual Award may be based on subjective factors.

3.8 Maximum Actual Awards. In no event shall the amount or value of the Actual Award paid to any Participant for any Performance Period exceed $10,000,000 for each 12 months in a Performance Period (proportionately adjusted for periods of less than 12 months). The value of any Shares in an Actual Award shall be calculated in accordance with Section 4.3.

ARTICLE 4. PAYMENT OF AWARDS

4.1 Right to Receive Payment. Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of Logitech or the Affiliate that employs the Participant (as the case may be), as determined by Logitech. No amounts awarded or accrued under the Plan shall be funded, set aside or otherwise segregated prior to payment. The obligation to pay Actual Awards under the Plan shall at all times be an unfunded and unsecured obligation of Logitech. Participants shall have the status of general creditors of Logitech or the Affiliate that employs the Participant.

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4.2 Timing of Payment. Subject to Sections 3.7 and 4.5, payment of each Actual Award shall be made as soon as administratively practicable, but in no event later than two and one-half months after the end of the applicable Performance Period, as the case may be.

4.3 Form of Payment. Each Actual Award shall be paid in cash (or its equivalent) or Shares in a single lump sum, except as otherwise determined by the Administrator. To the extent an Actual Award is paid in whole or in part in Shares, such Shares shall be granted under Logitech’s 2006 Stock Incentive Plan or such other shareholder approved plan of the Company providing for payment or awarding of Shares. If (i) a Target Award denominated in cash is paid in Shares or (ii) a Target Award denominated in Shares is paid in cash, the amount of cash or Shares shall be determined based on the closing per share selling price for Shares as quoted on the NASDAQ Stock Market, for Target Awards denominated in U.S. dollars, or the SWX Swiss Exchange, for Target Awards denominated in any currency other than U.S. dollars, on the date payment of the Actual Award would otherwise have been made.

4.4 Payment in the Event of Death. If a Participant dies before receiving an Actual Award that was scheduled to be paid before his or her death for a prior Performance Period, then the Actual Award shall be paid to the Participant’s designated beneficiary or, if no beneficiary has been designated, to the administrator or representative of his or her estate, subject to applicable law. Any beneficiary designation or revocation of a prior designation shall be effective only if it is in writing, signed by the Participant and received by Logitech prior to the Participant’s death, subject to applicable law.

4.5 Suspension or Termination of Awards. The Administrator may with respect to any one or more Performance Periods establish terms and conditions for the suspension of the payment or for the non-payment of any Actual Award in the event of misconduct of a Participant. In the absence of the establishment of such terms and conditions, the following terms shall apply: If at any time (including after the conclusion of a Performance Period) the Administrator reasonably believes that a Participant has committed an act of misconduct as described in this Section 4.5, the Administrator may suspend the payment of an Actual Award, pending a determination of whether an act of misconduct has been committed. If the Administrator determines that a Participant has committed an act of embezzlement, fraud or breach of fiduciary duty, or if a Participant makes an unauthorized disclosure of any trade secret or confidential information of Logitech or any of its Affiliates, or induces any customer to breach a contract with Logitech or any of its Affiliates, neither the Participant nor his or her estate shall be entitled to receive payment of any Actual Award. Any determination by the Administrator with respect to the foregoing shall be final, conclusive and binding on all interested parties. For any Participant who is a Vice President or above the determination of the Administrator shall be subject to the approval of the Board.

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ARTICLE 5. ADMINISTRATION

5.1 Administrator Authority. The Plan shall be administered by the Administrator, subject to Section 5.3, and with respect to any Logitech executive officer the Committee shall act as Administrator. The Administrator shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including (without limitation) the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of the awards, (c) interpret the Plan, (d) adopt such procedures and sub-plans as are necessary or appropriate, (e) adopt rules for the administration, interpretation and application of the Plan and (f) interpret, amend or revoke any such rules.

5.2 Decisions Binding. All determinations and decisions made by the Administrator, the Board or any delegate of the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons and shall be given the maximum deference permitted by law.

5.3 Delegation by the Administrator. The Administrator, on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or employees of Logitech, except that the Committee may not delegate its authority and powers under the Plan with respect to Logitech executive officers.

ARTICLE 6. GENERAL PROVISIONS

6.1 Tax Withholding. Logitech or an Affiliate, as applicable, shall withhold all required taxes from an Actual Award, including any federal, state, local or other taxes.

6.2 No Effect on Employment. Neither the Plan nor any Target Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company or an Affiliate thereof. Nothing in the Plan shall interfere with or limit in any way the right of Logitech or an Affiliate, as applicable, to terminate any Participant’s employment or service at any time, with or without cause. Logitech and its Affiliates expressly reserve the right, which may be exercised at any time and without regard to when during or after a Performance Period such exercise occurs, to terminate any individual’s employment with or without cause, and to treat him or her without regard to the effect that such treatment might have upon him or her as a Participant.

6.3 Participation; No Effect on Other Benefits. No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award. Except as expressly set forth in a Participant’s employment agreement with Logitech or an Affiliate thereof, any Actual Awards under the Plan shall not be considered for the purpose of calculating any other benefits to which such Participant may be entitled, including (a) any termination, severance, redundancy or end-of-service payments, (b) other bonuses or long-service awards, (c) overtime premiums, (d) pension or retirement benefits or (e) future Base Pay or any other payment to be made by Logitech to such Participant. All Participants expressly acknowledge that there is no obligation on the part of the Company to continue the Plan. Any Actual Awards granted under this Plan are not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation,

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6.4 Successors. All obligations of Logitech and any Affiliate under the Plan, with respect to awards granted hereunder, shall be binding on any successor to Logitech and/or such Affiliate, whether the existence of such successor is the result of a merger, consolidation, direct or indirect purchase of all or substantially all of the business or assets of Logitech or such Affiliate, or any similar transaction.

6.5 Nontransferability of Awards. No award granted under the Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution or to the limited extent provided in Section 4.4. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

ARTICLE 7. DURATION, AMENDMENT AND TERMINATION

7.1 Duration of the Plan. The Plan shall commence on the date specified herein and shall remain in effect thereafter until terminated pursuant to Section 7.2.

7.2 Amendment, Suspension or Termination. The Board or the Administrator may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. No award may be granted during any period of suspension or after termination of the Plan.

ARTICLE 8. LEGAL CONSTRUCTION

8.1 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.2 Requirements of Law. The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities markets as may be required.

8.3 Captions. Captions are provided herein for convenience only and shall not serve as a basis for interpretation or construction of the Plan.

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